UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 23, 2008


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                    0-25148                  11-2974651
        --------                    -------                  ----------
(State or Other Jurisdiction      (Commission               (IRS Employer
    of Incorporation)              File No.)             Identification No.)


170 Wilbur Place, Suite 600, Bohemia, NY                         11716
                                                              (Zip Code)
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(Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (631) 563-2500


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

     a). Previous Principal Independent Accountant and Auditors (i) On April 11, 2008, (i) the Audit Committee of the Board of Directors (the "Audit Committee") of Global Payment Technologies, Inc. (the "Company") decided not to retain Eisner LLP ("Eisner") as its independent accountant and auditor for the fiscal year ending September 30, 2008, and (ii) the Board of Directors of the Company ratified the action of the Audit Committee. On April 22, 2008 the Company dismissed Eisner as the Company's principal independent accountant and auditor.

          (ii) The report of Eisner on the consolidated financial statements of the Company as of and for the fiscal years ended September 30, 2007 and 2006 did not contain a disclaimer of opinion, nor was the report modified as to audit scope or accounting principles, except that due to the recurring losses and deficiencies in cash flow from operations of the Company, Eisner's opinion included an explanatory paragraph that those factors raised substantial doubt about the Company's ability to continue as a going concern. Eisner did not audit the financial statements of the Company's investee entities, which the Company sold effective August 31, 2006. The financial statements of these entities were audited by other auditors and Eisner's opinion relating to these entities was based solely on the reports of the other auditors.

          (iii) In connection with its audit for the fiscal years ended September 30, 2007 and 2006, and during the subsequent interim period through April 21, 2008, there were no disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if they had occurred and not been resolved to the satisfaction of Eisner, would have caused Eisner to make reference to such disagreements in its reports on the consolidated financial statements for such years. Nor were there any reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K

          Eisner has furnished the Company with a letter addressed to the SEC, which is attached hereto as an exhibit.


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


     (b)  New Principal Independent Accountant and Auditors

          On April 22, 2008, the Audit Committee engaged Holtz Rubenstein Reminick ("Holtz") as the Company's independent accountant and auditor for the fiscal year ending September 30, 2008. During the two most recent fiscal years and subsequent interim period through April 21, 2008, the Company did not consult with Holtz regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company's financial statements, or (iii) any other matter that was the subject of a disagreement (as set forth in Item 304 (a)(1)(iv) of Regulation S-K) or a reportable event ( as set forth in Item 304 (a)(1)(v) of Regulation S-K).





Item 9.01 Financial Statements and Exhibits.

(a)  Exhibits

     16.1 Letter from Eisner LLP to the Securities and Exchange Commission dated April 23, 2008


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


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 23, 2008

                         GLOBAL PAYMENT TECHNOLOGIES, INC.

                          By:   [/s/ William L. McMahon]
                                ------------------------
                                Name: William L. McMahon
                                Title:   President and Chief Financial Officer


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